                                                                 EXHIBIT 10.48

    THIS WARRANT HAS BEEN ISSUED PURSUANT TO AN INVESTMENT REPRESENTATION ON THE PART OF THE HOLDER HEREOF AND SHALL NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED, OR OTHERWISE TRANSFERRED BY THE HOLDER EXCEPT UPON THE ISSUANCE TO THE COMPANY OF A FAVORABLE OPINION OF COUNSEL TO THE HOLDER REASONABLY SATISFACTORY TO THE COMPANY OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY, IN EITHER CASE TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND THE STOCK ISSUABLE UPON ITS EXERCISE ARE FURTHER SUBJECT TO THE RESTRICTIONS ON TRANSFER REFERRED TO IN SECTION 3 OF THIS WARRANT.


Warrant No. 21                                                     50,000 Shares


                            COMMON STOCK PURCHASE WARRANT

                              TO SUBSCRIBE FOR SHARES OF

                                     COMMON STOCK

                                          OF

                                ECOSCIENCE CORPORATION


    THIS CERTIFIES THAT, for value received, Aeroglide Corporation of Florida or its permitted assigns (the "Registered Holder") is entitled to subscribe for and purchase from EcoScience Corporation, a Delaware corporation (the "Company"), at any time prior to February 28, 1999, Fifty Thousand (50,000) shares of the Common Stock, par value $.01 per share (as defined in Section 7(a) herein, the "Stock"), for a purchase price of Two Dollars ($2.00) per share (with adjustments provided for herein, hereinafter called the "Warrant Price").

    1.   EXERCISE OF WARRANT.

    The rights represented by this Warrant may be exercised by the Registered Holder hereof in whole or in part (but not as to fractional shares of Stock) by the surrender of this Warrant and delivery of an executed Notice of Exercise in the form appended hereto to the Company at its principal office at 10 Alvin Court, East Brunswick, New Jersey 08816, Attention: President, at any time or times within the period specified above, accompanied by payment for the Stock as to which this Warrant is being exercised by wire transfer to an account designated by the Company or by certified or bank check.

    In the event of a partial exercise of the rights represented by this Warrant, this Warrant shall be canceled and the Company shall deliver a new Warrant of like tenor representing the balance of the shares of Stock purchasable hereunder. A certificate or certificates for the Stock purchased upon exercise of this Warrant and, in the event of a partial exercise of this Warrant, a new Warrant, shall be delivered by the Company to the Registered Holder not later than ten days after payment is made for the purchased Stock.

    Any exercise of the rights represented by this Warrant shall be deemed to have been effected immediately prior to the close of business on the date on which the Notice of Exercise and accompanying payment shall have been received by the Company and this Warrant shall have been surrendered. If the last day for the exercise of this Warrant shall be a Sunday or a legal holiday or a day on which banking institutions in the Commonwealth of Massachusetts are authorized by law to close, then this Warrant may be exercised on the next succeeding day which is not a Sunday, legal holiday or a day on which banking institutions in the Commonwealth of Massachusetts are authorized by law to close. No payment or adjustment shall be made upon any exercise on account of any dividends on the Stock issued upon such exercise.

    2.   VALIDITY OF ISSUE.

    The Company warrants that all shares of Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof (other than taxes in respect of any transfer involved in the issuance and delivery of any certificate for shares of Stock in a name other than that of the Registered Holder hereof). The Company further warrants that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Stock to provide for the exercise of the rights represented by this Warrant.

    3.   INVESTMENT REPRESENTATION.

    The Registered Holder by accepting this Warrant represents that the Warrant is acquired for the Registered Holder's own account for investment purposes and not with a view to any offering or distribution thereof and that the Registered Holder has no present intention of selling or otherwise disposing of the Warrant or the underlying shares of Stock upon exercise, and the Registered Holder will confirm, in respect of securities obtained upon such exercise, that it is acquiring such securities for its own account and not with a view to any offering or distribution in violation of applicable securities laws. The Registered Holder further represents that it will not sell or otherwise dispose of the Warrant or the underlying shares of Stock in the absence of an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), covering such securities, or an opinion of counsel for the Registered Holder hereof reasonably acceptable to the Company, or such other evidence as may be reasonably acceptable to the Company, that no such registration is required. The Registered Holder further agrees that the Company may affix to the certificate(s) evidencing the Stock of the Company which may be issued upon the exercise of this Warrant a legend in the form set forth below:

    THE SHARE OR SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED EXCEPT (i) PURSUANT TO A REGISTRATION THEREOF UNDER THE SECURITIES ACT OF 1933, OR (ii) UPON DELIVERY TO THE COMPANY OF THE WRITTEN OPINION

    OF COUNSEL FOR THE HEREON-NAMED OWNER, WHICH OPINION IS REASONABLY ACCEPTABLE TO THE COMPANY, OR SUCH OTHER EVIDENCE AS MAY BE REASONABLY ACCEPTABLE TO THE COMPANY, THAT THE PROPOSED TRANSFER MAY BE EFFECTED WITHOUT SUCH REGISTRATION.

    4.   ADJUSTMENTS TO PREVENT DILUTION.

    (a) In case the Company shall at any time subdivide its outstanding shares of Stock into a greater number of shares, the Warrant Price in effect immediately prior to such subdivision shall be proportionately reduced, and the number of shares issuable upon exercise of this Warrant shall be proportionately increased; and conversely, in case the outstanding shares of Stock of the Company shall be combined into a smaller number of shares, the Warrant Price in effect immediately prior to such combination shall be proportionately increased and the number of shares issuable upon exercise of this Warrant shall be proportionately reduced.

    (b) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or sale of all or substantially all of the Company's assets or those of any successor corporation shall be effected, then, as a condition of such capital reorganization, reclassification, consolidation, merger, or sale, lawful and adequate provision shall be made whereby the Registered Holder hereof shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant, in lieu of shares of Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, those shares of stock, securities or assets which would have been issued or payable with respect to or in exchange for the Stock issuable upon exercise of this Warrant had this Warrant been exercised immediately prior to the record date (or the effective date, as the case may be) for such capital reorganization, reclassification, consolidation, merger or sale; and in any such case appropriate provision shall be made with respect to the rights and interests of the Registered Holder of this Warrant to the end that the provisions hereof (including without limitation provisions for adjustment of the Warrant Price and of the number of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be possible, in relation to any shares of stock, securities, or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any consolidation or merger unless prior to the consummation thereof the successor corporation shall assume by written instrument executed and mailed to the Registered Holder hereof at its address registered on the books of the Company the obligation to deliver to the Registered Holder hereof such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Registered Holder may be entitled to purchase.

    (c) Upon any adjustment of the Warrant Price, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the Registered Holder of this Warrant at its address registered on the books of the Company, which notice shall state the Warrant Price resulting from such adjustment and the increased or decreased number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

    5.   NOTICE OF REORGANIZATIONS, ETC.

    In case at any time:

         (a) the Company shall declare any dividend upon its Stock whether payable in cash, property, Stock or other assets, or make any distribution to the Registered Holders of its Stock; or

         (b) there shall be any capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another entity; or

         (c) there shall be a voluntary or involuntary dissolution, liquidation, or winding up of the Company,

then, in each one or more of such cases, the Company shall give at least 10 days' prior written notice, by first class mail, postage prepaid, addressed to the Registered Holder at its address registered on the books of the Company, of the date on which the books of the Company shall close or a record shall be taken for purposes of ascertaining which shareholders will be entitled to participate in such dividend or distribution or will be entitled to vote on such capital reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding up, as the case may be.

    6.   "PIGGY-BACK" REGISTRATIONS.

    If at any time the Company shall determine to register any of its securities under the Securities Act on Form S-1 or its then equivalent, it shall send to the Registered Holder hereof written notice of such determination and, if within 10 days after receipt of such notice, the Registered Holder shall so request in writing, the Company shall use its best efforts to include in such registration statement all or any part of the shares of Stock purchasable hereunder the Registered Holder requests to be registered therein, except that if, in connection with any offering involving an underwriting of Common Stock to be issued by the Company, the managing underwriter shall impose a limitation on the number of shares of such Stock which may be included in any such registration statement because, in its judgment, such limitation is necessary to effect an orderly public distribution, and such limitation is imposed pro rata with respect to all securities whose holders have a contractual, incidental ("piggy-back") right to include such securities in the registration statement and as to which inclusion has been requested pursuant to such right, then the Company shall be obligated to include in such registration statement only such limited portion (which may be none) of the Stock with respect to which the Registered Holder has requested inclusion hereunder. Notwithstanding the foregoing, the Registered Holder shall not have any right to request inclusion in such registration statement of any Stock which is available for sale and can be sold (whether or not sold) pursuant to Rule 144A or Rule 144 under the Securities Act, or any similar rule promulgated by the Securities and Exchange Commission permitting the resale of restricted securities without the necessity of a registration statement under the Securities Act.

    7.   MISCELLANEOUS.

    (a) As used herein the term "Stock" shall mean and include the Company's presently authorized Common Stock, par value $.01 per share, and stock of any other series or class into which such presently authorized Stock may hereafter be changed.

    (b) This Warrant shall not entitle the Registered Holder hereof to voting rights or any other rights whatsoever as a stockholder of the Company or, except as set forth in Section 5 above, to any notice of meetings of stockholders or any other proceedings of the Company.

    (c) This Warrant is exchangeable, upon the surrender hereof at the office or agency of the Company, for new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares of Stock which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares of Stock as shall be designated by said Registered Holder hereof at the time of such surrender.

    8.   TRANSFER AND REGISTERED HOLDER.

    Subject to the foregoing, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Registered Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed, together with a written assignment of this Warrant duly executed by the Registered Holder hereof or its duly authorized attorney. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that the holder hereof, when this Warrant shall have been so endorsed, may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the Registered Holder hereof as the owner for all purposes.

    9.   GOVERNING LAW.

    This Warrant shall be construed and enforced in accordance with, and governed by, the laws of the Commonwealth of Massachusetts.

    IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by an officer thereunto duly authorized and its corporate seal to be hereunto affixed, on this 20 day of February, 1996.

                                  ECOSCIENCE CORPORATION



                                  By:   /s/ MICHAEL A. DEGIGLIO
                                     --------------------------
                                       Name:  Michael A. DeGiglio
                                       Title:  President & CEO
(SEAL)

Attest:



/s/ HAROLD A. JOANNIDI
----------------------
Name:  Harold A. Joannidi
Title:  Corporate Controller

                                  NOTICE OF EXERCISE

                                  (To be Executed by
                                the Registered Holder
                          in Order to Exercise the Warrant)

    The undersigned hereby irrevocably elects to exercise the right to purchase ______________________________ (_________) shares of Common Stock, $.01 par value, of EcoScience Corporation covered by Warrant No. W-[_] according to the conditions thereof and herewith makes payment of the Warrant Price of such shares in full.

I.  Specify method of exercise by check mark:

______  1.    Such payment is hereby tendered in the form of $________ by wire transfer or by certified or bank check.

______  2.    The holder elects to receive shares for the value (as determined pursuant to paragraph 1 of the Warrant and as calculated in the attached schedule) of the Warrant.

II. The undersigned hereby confirms the representations and warranties contained in Section 3 of the Warrant.

                             Printed Name
                             of Warrant Holder:  ____________________________

                             Signature:          ____________________________

                             Title (if signing
                             on behalf of a
                             Warrant Holder:     ____________________________

                             Address:            ____________________________

                                                 ____________________________

                                                 ____________________________


Dated:_______________________